EXHIBIT 99.2

HEXCEL CORPORATION

Nonqualified Deferred Compensation Plan

Effective as of January 1, 2005

ARTICLE I.
DEFINITIONS

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Qualified Plan.  In addition, the following capitalized terms used herein shall have the meanings ascribed to them in this Article I.

1.1                                 “Accounts” means accounts established and maintained for one or more years under the Plan for each Participant, including the Deferral Account and, in the event Company Contributions are made, the Company Account.

1.2                                 “Act” means the Employee Retirement Income Security Act of 1974, as amended.

1.3                                 “Accrued Benefit” means the amount of the credit balance of the Participant’s Accounts, determined pursuant to Article III as of the close of business on the day with respect to which the Accrued Benefit is determined.

1.4                                 “Affiliated Employer” means any corporation or trade or business which is required to be treated, for purposes of determining whether there has been a separation from service for purposes of Section 2.9(a), as a Participant’s employer, either as a member of a controlled group of corporations, a group of businesses under common control or an affiliated service group (within the meaning of Sections 414(b), (c), and (m) of the Code) of which the Company is a member, or as any other entity required to be aggregated with the Company pursuant to Sections 414(n) or(o) and/or 409A(d)(6) of the Code and the regulations thereunder.

1.5                                 “Annual Installment Amount” means with respect to a Participant for a Plan Year the annual amount or the sum of the quarterly or semiannual amounts payable under Section 2.9(e) to the Participant in the Plan Year.

1.6                                 “Board” means the Board of Directors of the Company.

1.7                                 “Code” means the Internal Revenue Code of 1986, as amended.

1.8                                 “Committee” means a committee of the Board established to administer the Plan or, in the absence of the establishment of such a committee, the “retirement committee” appointed under the Qualified Plan.

1.9                                 “Company” means Hexcel Corporation, a Delaware corporation.

1.10                           “Company Account” means an account established and maintained under the Plan for a Participant, which account shall be credited with Company Contributions, if any, that are provided pursuant to Sections 2.5 or 2.6 of the Plan, adjusted to reflect an investment return factor as provided in Article III.

1.11                           “Company Contributions” means amounts, if any, credited to a Participant’s Company Account by the Participant’s Employer, which may consist of (i) Nonqualified Matching Contributions (ii) Nonqualified Basic and Special Additional Profit Sharing Contributions; and (iii) Nonqualified Discretionary Profit Sharing Contributions.

1.12                           “Compensation” means Compensation as defined in the Qualified Plan for purposes of calculating contributions (before application of the Pay Cap) plus any amounts deferred by a Participant under Section 2.3 of the Plan, provided, however, that whenever necessary to cause compliance with the deadline established under Code Section 409A(a)(4)(B)(iii) for an election to defer Performance Compensation, “Compensation” shall be construed not to include any portion of Compensation as defined above that is “Performance Compensation.”

1.13                           “Deferral Account” means the account established and maintained under the Plan for each Participant, which account shall be credited with a Participant’s Deferrals, adjusted to reflect an investment return factor as provided in Article III.

1.14                           “Deferral Starting Amount” means, with respect to a Participant for a Plan Year, that portion of a Participant’s Compensation for that Plan Year (determined without regard to Performance Compensation) which, when multiplied by the Participant’s Qualified Pre-Tax Deferral Percentage for that Plan Year, would equal the Deferral Limit (as defined in Section 1.30(c) below) applicable to the Participant in that Plan Year.

1.15                           “Deferrals” means amounts of a Participant’s Compensation deferred pursuant to the Participant’s election under the Plan.

1.16                           “Eligible Employee” means an employee of an Employer who is a “management or highly compensated employee” of the Employer, within the meaning of the quoted phrase in Sections 201(2), 301(a)(3), and 401(a)(1) of the Act, and whose coverage under the Plan would not cause the Plan to fail to be maintained by the Employers “primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees,” within the meaning of the quoted phrase in any one or more of Sections 201(2), 301(a)(3), and 401(a)(1) of the Act.

1.17                           “Employer” means (a) with respect to an employee (for example, when used in such phrases as “an Employer” or “the Employer”), the Company if the Company is the employer of the employee, or the Participating Employer if that Participating Employer is the employer of the Employee; and (b) in the plural, all of the corporations, trades, or businesses that employ one or more Participants.

1.18                           “Excess Compensation” means Compensation in excess of the Pay Cap.

1.19                           “Installment Years” means the lesser of ten Plan Years or the number of Plan Years elected by a Participant pursuant to Section 2.3 over which payments will be made with respect to an Accrued Benefit of a Participant who has elected to receive installment payments in lieu of a lump sum.

1.20                           “Nonqualified Matching Contributions” means credits made pursuant to Section 2.5.

1.21                           “Nonqualified Profit-Sharing Contributions” means credits made pursuant to Section 2.6.

1.22                           “Participant” means any Eligible Employee of an Employer who (a) is a “Participant” as defined in the Qualified Plan, (b) meets the eligibility requirements of Section 2.2 of the Plan, and (c) elects to participate in the Plan.

1.23                           “Participating Employer” means any Affiliated Employer, and any Unaffiliated Employer that has adopted this Plan with the consent of the Committee.

1.24                           “Performance Compensation” means compensation the elective deferral of which must be elected on or before the deadline established by Code Section 409A(a)(4)(B)(iii) in order for such deferrals not to be included in gross income pursuant to Code Section 409A(a)(1).

1.25                           “Plan” means this Hexcel Corporation Nonqualified Deferred Compensation Plan, effective January 1, 2005, as amended from time to time.

1.26                           “Plan Year” means (a) with respect to the calendar year in which this Plan is adopted, the period beginning with the date of the adoption of the Plan and ending with the end of such calendar year; and (b) with respect to any subsequent period, the Plan Year as defined in the Qualified Plan.

1.27                           “Qualified Plan” means the Hexcel Corporation 401(k) Retirement Savings Plan, as amended from time to time.

1.28                           “Qualified Plan Pre-Tax Deferral Percentage,” also referred to as the “Target Deferral Percentage,” means, with respect to a Participant for a Plan Year, the percentage expected to be used as the rate of pretax deferral under the Qualified Plan as of the first day of such Plan Year, determined by the percentage specified by the Participant in his or her Application to participate in this Plan for such Plan Year and made prior to such Plan Year.

1.29                           “Recognizable Compensation” means Compensation not in excess of the Pay Cap.

1.30                           “Statutory Limits” means the following:

(a)                                  the maximum recognizable compensation under Section 401(a)(17) of the Code (the “Pay Cap”);

(b)                                 the maximum annual additions under Section 415(c) of the Code (the “415 Limit”);

(c)                                  the maximum amount excludable from the income of an individual under Section 402(g)(1) of the Code (the “Deferral Limit”), including, if applicable, the “Catch Up Contributions” permitted under Section 402(g)(1)(C);

(d)                                 the limits on contributions for highly compensated employees under Section 401(k)(3) of the Code (the “ADP Test”) and 401(m)(2) of the Code (the “ACP Test”).

1.31                           “Unaffiliated Employer” means any corporation or other trade or business that is not an Affiliated Employer but in which the Company or an Affiliated Employer has an ownership, capital, or profits interest.

ARTICLE II.
ELIGIBILITY AND BENEFITS

2.1                                 PURPOSES

The purposes of the Plan are (a) to permit Participants whose benefit accruals under the Qualified Plan would be limited in the ordinary course by the Statutory Limits to defer the receipt of compensation under an arrangement that will credit hypothetical investment results to such deferrals at rates determined by the rate of investment returns based on the Participant’s selection from among investment funds available under the Qualified Plan  (other than gains or losses attributable to the Hexcel Stock Fund); and (b) to provide a vehicle under which Participating Employers may supplement Deferrals made by Participants with matching or other forms of Company Contributions.  The Plan is intended to be an unfunded and nonqualified deferred compensation arrangement providing deferred compensation to “a select group of management or other highly compensated employees of the Employers,” within the meaning of that phrase as used in Sections 201(2), 301(a)(3), and 401(a)(1) of the Act, and to defer until actual receipt the point at which each Participant’s Accrued Benefit is includable in gross income under the Code, and the Plan will be construed and operated only in conformity with the foregoing statement of  intention.

2.2                                 ELIGIBILITY

Each Participant shall be eligible to accrue a benefit under the Plan for a Plan Year only if:

(a)                                  his or her Compensation has exceeded the Pay Cap for any prior Plan Year or his or her Compensation, on an annualized basis, would exceed the Pay Cap in the current Plan Year;

(b)                                 he or she is a participant in the Qualified Plan and has expressed an intention to defer under such plan on a “pre-tax” basis the maximum amount allowed by the Qualified Plan;

(c)                                  he or she satisfies the position classification and/or salary grade classification established by the Company for its employees to be eligible under the Plan (or a position classification and/or salary grade classification which, in the sole discretion of the Committee, is determined to be the equivalent, with respect to his or her Employer, of the position classification and/or salary grade classification established by the Company for its employees to be eligible under the Plan); and

(d)                                 he or she has filed an application to participate in the Plan for such Plan Year pursuant to Section 2.3.

2.3                                 APPLICATION TO PARTICIPATE

To be eligible to accrue a benefit under the Plan during any Plan Year (including an accrual based on Deferrals),  an Eligible Employee who has been designated and approved as a Participant under Section 2.2(c) must file a written application with the Committee no later than the 15th day preceding the beginning of such Plan Year.  Any electronic enrollment process will be considered to constitute a “written application” for purposes of this Section 2.3, if under applicable law the process is sufficient to result in a valid and binding waiver of any claim to payment of

Compensation thereby deferred.  The Committee shall notify Eligible Employees of their prospective eligibility to participate in the Plan at least 60 days prior to the beginning of each Plan Year, provided, however, that with respect to the Plan Year beginning on January 1, 2005, the Committee shall notify Eligible Employees of their prospective eligibility and shall permit the filing of an application as soon as administratively convenient after the adoption of the Plan, but in all events prior to January 1, 2005.

The Committee, in its sole discretion, may permit the filing of an application later than the 15th day preceding the beginning of a Plan Year, in the case of a person who will become a Participant for the first time during such Plan Year, provided, however, that no application to participate shall be accepted after the 30th day following the date on which such person first meets all the eligibility requirements to participate for such Plan Year (other than the filing of the application itself), and provided further that no such application shall result in the deferral of any income other than prospectively.

The application for participation in the Plan shall signify (and shall be deemed to be) the Eligible Employee’s acceptance of the terms of the Plan.

Except as otherwise provided herein with respect to Deferrals to be made from Performance Compensation, the application for participation in the Plan shall signify (and shall be deemed to be) the Eligible Employee’s election to defer under this Plan the portion of his or her Compensation (exclusive of Performance Compensation) otherwise payable during the Plan Year determined by multiplying the Participant’s Target Deferral Percentage by the portion of his or her Compensation (exclusive of Performance Compensation) that is in excess of his or her Deferral Starting Amount.  The reduction in the Participant’s salary or other compensation authorized by the election made pursuant to this paragraph of Section 2.3 will be made as nearly as practicably possible on the same schedule as continued Pre-Tax Contributions would have been made if the Statutory Limits did not apply and the Participant’s Target Deferral Percentage were unchanged through the Plan Year.

If so provided by the Committee, the Participating Employer, and the Participant, the application for participation in the Plan may include an election by the Eligible Employees to defer under this Plan an additional portion of his or her Compensation (exclusive of Performance Compensation) in excess of the amount to be deferred pursuant to the immediately preceding paragraph.

Deferrals may be made from Performance Compensation, provided, however, that anything to the contrary in this Plan notwithstanding, an election to defer the receipt of Performance Compensation will be ineffective for any purpose whatsoever under this Plan, unless such election is made on or before the deadline established for deferrals of such income pursuant to Code Section 409A(a)(4)(B)(iii) in order for such deferrals not to be included in gross income pursuant to Code Section 409A(a)(1).

The application for participation in the Plan shall signify (and shall be deemed to be) the Eligible Employee’s agreement that the Deferrals he or she elects shall reduce the amount of salary and other compensation he or she will receive for the Plan Year in the manner and on the schedule prescribed under this Plan.

2.4                                 AMOUNT OF ACCRUAL BASED ON DEFERRAL

Each Participant shall accrue a benefit for a Plan Year in the form of a credit to his or her Deferral Account equal to the amount of his or her Compensation for the Plan Year deferred pursuant to the Participant’s elections under Section 2.3.

If the amount credited to the account of a Participant under the Qualified Plan for a Plan Year is reduced after the close of such Plan Year as a corrective action deemed necessary by the Administrator of the Qualified Plan to satisfy a Statutory Limit, no corresponding credit shall be made under this Plan.

2.5                                 NONQUALIFIED MATCHING CONTRIBUTIONS

Each Participant may be eligible to accrue a benefit under the Plan in the form of a Nonqualified Matching Contribution for a Plan Year only in accordance with this Section 2.5.

(a)                                  The provisions of this Section 2.5 shall apply to a Participant for a Plan Year if and only if the Participating Employer has acted (or is deemed pursuant to Section 4.7 to have acted) in writing to cause this Section 2.5 to apply to Participants employed by the Participating Employer for such Plan Year.  An action or deemed action of a Participating Employer to cause this Section 2.5 to apply for a Plan Year will be construed to cause this Section 2.5 to apply for each subsequent Plan Year unless the writing constituting the action otherwise provides, or until the Participating Employer has acted (or is deemed pursuant to Section 4.7 to have acted) in writing to cause this Section 2.5 not to apply for a Plan Year.

(b)                                 The Company Account of a Participant to whom this Section 2.5 applies for a Plan Year shall be credited for that Plan Year, in accordance with procedures adopted or approved by the Committee, with amounts equal to 3% of his or her Compensation (exclusive of Performance Compensation) that is in excess of his or her Deferral Starting Amount.

2.6                                 NONQUALIFIED PROFIT-SHARING CONTRIBUTIONS

Each Participant may be eligible to accrue a benefit under the Plan in the form of a Nonqualified Basic Profit-Sharing Contribution and a Nonqualified Special Additional Profit-Sharing Contribution, and/or a Nonqualified Discertionary Profit-Sharing Contribution, for a Plan Year only in accordance with this Section 2.6.

(a)                                  The provisions of this Section 2.6 shall apply to a Participant for a Plan Year if and only if the Participating Employer has acted (or is deemed pursuant to Section 4.7 to have acted) in writing to cause this Section 2.6 to apply to Participants employed by the Participating Employer for such Plan Year, and has specified in such writing whether this Section 2.6 applies with respect to (i) the Nonqualified Basic Profit-Sharing Contribution and the Nonqualified Special Additional Profit-Sharing Contribution; and/or (ii) to Nonqualified Discertionary Profit-Sharing Contribution.  An action or deemed action of a Participating Employer to cause this Section 2.6 to apply for a Plan Year will be construed to cause this Section 2.6 to apply in the same manner for each subsequent Plan Year unless the writing constituting the action otherwise provides, or until the Participating Employer has acted (or is deemed pursuant to Section 4.7 to have acted) in writing to cause this Section 2.6 not to apply for a Plan Year.

(b)                                 The Company Account of a Participant to whom this Section 2.6 applies for a Plan Year shall be credited for that Plan Year, to the extent provided by the action or deemed action of the Participating Employer and in accordance with procedures adopted or approved by the Committee, with an amount determined as follows:

(i)                                      A Nonqualified Basic Profit-Sharing Contribution and a Nonqualified Special Additional Profit-Sharing Contribution in an amount equal to the Participant’s Excess Compensation multiplied by the sum of the percentages used under the Qualified Plan to determine the Participant’s Basic Profit-Sharing Contribution and (if applicable) his or her Special Additional Profit-Sharing Contribution;

(ii)                                   A Nonqualified Discretionary Profit-Sharing Contribution in an amount equal to the Participant’s Excess Compensation multiplied by the percentage (if any) used under the Qualified Plan to determine the Participant’s Discretionary Profit-Sharing Contribution.

2.7                                 DEFERRALS FROM NORMAL PAYROLL

The Company shall establish and maintain procedures necessary and appropriate to cause amounts to be withheld from each Participant’s normal payroll payments in respect of Deferrals, and shall effect such withholding in a manner, and at such times, consistent with the purposes of the Plan.

2.8                                 VESTING

The right of a Participant under Section 2.9 to payment of his or her Accrued Benefit shall not be subject to forfeiture.  Nothing in this Plan shall be construed to prohibit any amendment or action of the Committee that prospectively affects or could affect the crediting of investment returns on Accounts.

2.9                                 FORMS AND TIMES OF BENEFIT PAYMENTS

(a)                                  A Participant shall be entitled to payment of his or her Accrued Benefit under the Plan if and only if he or she has “separated from service” within the meaning of that phrase in Section 409A(a)(2)(A)(i) of the Code, taking into account, to the extent required under such Section, employment by (1) the Company or any Affiliated Employer; (2) any Unaffiliated Employer that has adopted the Plan and of which the Participant was an employee; or (3) any corporation, trade or business which is a member of a controlled group of corporations, a group of businesses under common control or an affiliated service group (within the meaning of Sections 414(b), (c), and (m), of the Code) of which an Unaffiliated Employer referred to in Section 2.9(a)(2) is a member, and any other entity required to be aggregated with such Unaffiliated Employer pursuant to Sections 414(n) or (o) and/or 409A of the Code and the regulations thereunder (collectively, “the Company and Participating Employers’ Controlled Group”).  The Beneficiary of a Participant shall be entitled to payment of the unpaid portion of the Participant’s Accrued Benefit under the Plan if and only if the Participant has died.  Payment of a Participant’s Accrued Benefit will begin at a time determined under this Section 2.9, and will be made in such form as determined under this Section 2.9.

(b)                                 Unless the Participant has elected otherwise, (1) in the case of a distribution because of separation from service, the Participant’s Accrued Benefit will be paid to him or her in a single lump sum as soon as administratively practicable after the end of the sixth month of the Plan Year next following the first date on which he or she was no longer employed by the Company and Participating Employers’ Controlled Group; and (2) in the case of a distribution because of any reason other than separation from service, the Participant’s Accrued Benefit will be paid to him or her in a single lump sum as soon as administratively practicable after the occurrence of the event causing the entitlement to the distribution.   Anything to the contrary in this Section 2.9(b) notwithstanding, the Accrued Benefit of a Participant will be paid to the Participant’s Beneficiaries (in such shares as the Participant had specified in his or her election form) in a set of single lump sums to each Beneficiary as soon as administratively practicable after the death of the Participant if the Participant dies after his or her separation from service and if, but for his or her death, the payment date of his or her Accrued Benefit would be determined pursuant to Section 2.9(b)(1).

(c)                                  Unless the Participant has elected otherwise, the Accrued Benefit of a Participant who dies while employed by a member of the Company and Participating Employers’ Controlled Group will be paid to the Participant’s Beneficiaries (in such shares as the Participant had specified in his or her election form) in a set of single lump sums to each Beneficiary as soon as administratively practicable after the death of the Participant.

(d)                                 If the Participant so elected in an Election Form submitted to the Committee before the reduction in the Participant’s salary resulting from a Deferral under this Plan, the Participant’s Accrued Benefit for such Plan Year will be paid to him or her, beginning on the date in which it first would be otherwise payable, in quarterly, semi-annual, or annual payments (as chosen by the Participant in such Election Form) over the number of Installment Years selected by the Participant in such Election Form (or, if the Participant elected installment payments but failed to specify a number of Installment Years, over ten years), in an amount for each such Installment Year equal to the Annual Installment Amount for that Installment Year determined under this Section 2.9(d)  The Annual Installment Amount payable to a Participant for a Plan Year is equal to the Participant’s Accrued Benefit as of the end of the first business day of the  Plan Year (determined after taking account of payments made in any earlier Plan Year) divided by the lesser of one or  the number of Installment Years with respect to which payments have not yet been made.  If the Participant had elected to receive installments quarterly, one fourth of his or her Annual Installment Amount for a Plan Year will be paid as soon as reasonably practicable after the beginning of each calendar quarter during the Plan Year.  If the Participant had elected to receive installments semiannually, one half of his or her Annual Installment Amount for a Plan Year will be paid as soon as reasonably practicable after January 1 of the Plan Year, and one half of his or her Annual Installment Amount for a Plan Year will be paid as soon as reasonably practicable after July 1 of the Plan Year.  If the Participant had elected to receive installments annually (or if the Participant elected installment payments but failed to specify quarterly or semiannual installments), his or her Annual Installment Amount for a Plan Year will be paid as soon as reasonably practicable after January 1 of the Plan Year.

(e)                                  The unpaid portion of the Accrued Benefit of a participant who dies after he or she has begun to receive an installment distribution of such Accrued Benefit shall be paid to the Participant’s Beneficiaries (in such shares as the Participant had specified in the most recent of his or her election form or subsequent beneficiary designation forms) in the same manner and at the same time or times as the unpaid Accrued Benefit would have been payable to the Participant had he or she survived to receive payment of his or her entire Accrued Benefit.

(f)                                    No loans shall be permitted from the Plan, and no in service distributions shall be permitted from the Plan except as specified in Section 2.12 (relating to severe financial hardship caused by an unforeseeable emergency) and Section 2.13 (relating to a distribution in the event of a Change in Control as defined therein).

(g)                                 The Committee may provide (1) that a distribution election may be made on or before the date of a deferral election applicable to a Plan Year and that such distribution election shall be applicable with respect to benefits accrued as the result of any Deferral or Company Contribution made during such Plan Year; and/or (2) that a distribution election may be made on or before the date of a deferral election applicable to Performance Compensation to be paid in a Plan Year and that such distribution election shall be applicable with respect to benefits accrued as the result of any Deferral from such Performance Pay made during such Plan Year; in either or both of which events additional Accounts will be established as necessary to permit such recordkeeping as may be required by the application of different distribution elections to different portions of a Participant’s Accrued Benefit.  In the absence of any contrary provision by the Committee pursuant to this Section 2.9(g), the distribution election first made by a Participant shall govern the distribution of his or her entire Accrued Benefit under this Plan.  In all events, a distribution election applicable to a benefit accrued as the result of a Deferral from Compensation (exclusive of Performance Compensation) shall be applicable to a benefit accrued in the same year as such Deferral on account of a Company Contribution.

2.10                           PLAN TERMINATION

No additional benefits will accrue under the Plan in the event of the termination of the Qualified Plan or the Plan.

2.11                           DESIGNATION OF BENEFICIARY

A Participant may select one or more Beneficiaries by filing with the Committee a written designation of such Beneficiaries on such forms as may be prescribed by the Committee and may, from time to time, amend or revoke such designation.  If no Beneficiary survives the Participant, the Qualified Plan Beneficiary shall be the Beneficiary, or if no Qualified Plan Beneficiary survives, the executor or administrator of the Participant’s estate shall be deemed to be the Beneficiary.  Notwithstanding the foregoing, a married Participant’s initial designation and/or any subsequent change in Beneficiary designation to someone other than or in addition to his or her Eligible Spouse shall not be effective unless the Eligible Spouse consents in writing to such designation.  The Committee shall have the authority to establish from time to time additional rules and procedures with respect to the designation of Beneficiaries hereunder.

2.12                           UNFORESEEABLE EMERGENCY PAYMENTS

This Section 2.12 shall be in effect only after the Secretary of the Treasury has issued the regulations referred to in Section 409A(a)(2)(B)(ii)(II) of the Code.  For purposes of this Section 2.13, “regulations” means only temporary or final regulations, or (to the extent a taxpayer is entitled to reliance thereon under the Code), proposed regulations.

Upon application to the Committee, providing such information and provided in such form and manner as the Committee shall require, a Participant may receive a distribution of such portion of the Participant’s Accrued Benefit in the event of an “Unforeseeable Emergency” (as such term is defined below) as is provided in this Section 2.12, at such time or times as the Committee may determine in the exercise of its sole and absolute discretion. The term “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.  In no event may the amounts distributed with respect to an Unforeseeable Emergency exceed the amounts necessary to satisfy such emergency (plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).  Notwithstanding any provision in the Plan to the contrary, any payment made pursuant to this Section 2.12 shall comply with Section 409A(a)(2)(A)(vi) of the Code and the regulations (or similar guidance) promulgated thereunder (or any successor provisions).

2.13                           DISTRIBUTION IN THE EVENT OF A CHANGE IN CONTROL

This Section 2.13 shall be in effect only after the Secretary of the Treasury has issued guidance specifying the extent to which a distribution may be made in the event of a “change in control” as defined in Section 409A(a)(2)(A)(v) of the Code.  For purposes of this Section 2.13, “guidance” means only final regulations, revenue rulings, or other written rules of general applicability on which a taxpayer is entitled to reliance under the Code.

In the event of a “Change in Control,” as hereafter defined, a Participant’s Accrued Benefit shall be distributed as a “Change in Control Distribution,” unless sooner distributed pursuant to Section 2.9 or postponed pursuant to this Section 2.13.  For purposes of this Plan, a “Change in Control” means a change in the ownership or effective control of the Company or a change of ownership of a substantial portion of its assets that is sufficient to satisfy the regulatory criteria for the change to be a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation,” as described in Section 409A(a)(2)(A)(v) of the Code.

Unless postponed as hereinafter provided, a Change in Control Distribution shall be made in the form and at the time determined by applying Section 2.9 as if the Participant had separated from service twelve months following the Change in Control.

To the extent permitted in any applicable guidance, a Participant who will otherwise become entitled to a Change in Control Distribution may irrevocably waive such distribution in a writing provided to the Committee at least twelve months prior to the first date on which such distribution would be payable, and receive in lieu of the Change in Control Distribution a distribution in the form and at the time determined pursuant to Section 2.9.

ARTICLE III.

ADJUSTMENTS TO ACCOUNT BALANCES

3.1                                 CREDITS RELATED TO DEFERRAL AND COMPANY CONTRIBUTION ACCOUNTS

A credit equal to the dollar amount of a Deferral shall be made to the Account of the Participant making the Deferral as soon as administratively practicable after the date of the reduction of the Participant’s salary to which such Deferral corresponds.

A credit equal to the dollar amount of a Nonqualified Matching Contribution shall be made to the Account of the Participant with respect to whom the Nonqualified Matching Contribution is made, as of the date a corresponding Matching Contribution would have been allocated to the Company Matching Account of the Participant had the  Nonqualified Matching Contribution been a Matching Contribution of a like kind (i.e.,, Matching Fixed Contribution, Matching Discretionary Contribution, or Rule of 45 Matching Contribution) under the Qualified Plan.

A credit equal to the dollar amount of a Nonqualified Profit-Sharing Contribution shall be made to the Account of the Participant with respect to whom the Nonqualified Profit-Sharing Contribution is made, as of the date a corresponding Profit-Sharing Contribution would have been allocated to the Profit-Sharing Account of the Participant had the  Nonqualified Profit-Sharing Contribution been a Profit-Sharing Contribution of a like kind (i.e.,, Employer Basic Contribution, the Discretionary Profit-Sharing Contribution, or the Special Additional Employer Contribution) under the Qualified Plan.

3.2                                 DEBITS RELATED TO PAYMENTS

The Accounts of a Participant shall be debited in the amount of each payment made pursuant to Section 2.9 to such Participant or to any Beneficiary of such Participant, as of the close of business on the day as of which such payment is made.

3.3                                 ESTABLISHMENT OF TRUST AND ADJUSTMENTS TO ACCOUNTS REFLECTING INVESTMENT RETURNS

The Company shall establish a trust and make contributions to such trust, in such amounts and at such times as the Company, in its discretion, deems appropriate in order to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan.  Such trust will be intended to constitute a grantor trust, of which the Company is the grantor, within the meaning of Section 671 of the Code.  The income tax imposed on the Company with respect to any income earned by the trust shall be paid by the Company and shall not be a charge against the Participants’ Accounts. The trustee of such trust shall make payments to Participants and their beneficiaries in such manner and at such time as specified in the Plan and the agreement governing such trust.  The trust assets shall be subject to the claims of the Company’s creditor in the event of the Company’s insolvency or bankruptcy, pursuant to the terms of such trust agreement.  The Company intends that such trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees of the Company.

The Committee shall administer the Participants’ Accounts and any of the Company’s funds invested in the trust in connection therewith.  Payment of benefits from the trust shall, to that extent, discharge the Company’s obligations under the Plan.

Each Participant shall elect that amounts credited to his or her Accounts be adjusted for gains or losses (realized or unrealized) and for dividend and other income, as such gains, losses, dividends, and income are reported to the trustee, as if invested in one or more investment funds which shall be designated for such purpose from time to time, in accordance with such rules and procedures as may be prescribed by the Committee or the trustee.  Anything to the contrary in this Plan notwithstanding, the Company shall be under no obligation to direct the trustee of the trust to follow investment elections of any Participant.

Notwithstanding the existence of any such trust or other vehicle, it is expressly understood that neither the Participant nor his or her Beneficiaries shall have any present or future interest in the assets of the trust, which, together with the dividend and interest income thereon and any capital gains realized with respect thereto, shall constitute assets of the Company.  It is further understood that the Plan does not create any fund or trust for the benefit of the Participants or their Beneficiaries, that the Company’s obligation hereunder is limited to the contractual obligation to make payments to the Participant or to his or her Beneficiaries as provided herein, and that with respect to such payments the rights of the Participant or his or her Beneficiaries shall be no greater than those of an unsecured creditor of the Company.

3.4                                 CORRECTION OF ERRORS

The Company shall have full and complete authority in good faith to correct the amount of any credit to the Account of a Participant arising from any mistake (whether of law or of fact), notwithstanding any claim of reliance on the mistaken entry by any person (including, without limitation, the Participant and any Beneficiary) and without regard to whether any such mistake is alleged to have resulted from negligence, gross negligence, reckless or willful conduct, or conduct amounting in substance to any one of the foregoing, provided, however, that nothing herein will be interpreted or applied in such a manner as to cause any amount deferred under this Plan to be included in gross income pursuant to Section 409A(a)(1) of the Code.

ARTICLE IV.

MISCELLANEOUS

4.1                                 AMENDMENT AND PLAN TERMINATION

The Company may, in its sole discretion, terminate, suspend, or amend the Plan at any time or from time to time, in whole or in part; provided, however, that no amendment, suspension, or termination of the Plan shall, without the consent of a Participant, affect the amounts credited to the Participant’s Accounts prior to such termination, suspension, or amendment of the Plan.

4.2                                 NOT AN EMPLOYMENT AGREEMENT

Nothing contained herein will confer on any Participant the right to become or to be retained as an employee of the Company, an Affiliated Employer, or an Unaffiliated Employer.

4.3                                 ASSIGNMENT OF BENEFITS

A Participant, retired Participant, surviving spouse, or beneficiary may not, either voluntarily or involuntarily, assign, anticipate, alienate, commute, pledge, or encumber any benefits to which he or she is or may become entitled under the Plan, nor may the same be subject to attachment or garnishment by any creditor’s claim or to legal process.

4.4                                 ADMINISTRATION

The Committee shall have full discretionary authority to determine eligibility and to construe and interpret the terms of the Plan, including the power to remedy possible ambiguities, inconsistencies, or omissions.

4.5                                 GOVERNING LAW

The Plan shall be governed by the laws of the State of Delaware, except to the extent superseded by federal law.

4.6                                 NUMBER AND GENDER

The singular, where appearing in the Plan, will be deemed to include the plural, unless the context clearly indicates the contrary, and the masculine, where appearing in the Plan, will be deemed to include the feminine.

4.7                                 ACTIONS OF AFFILIATED AND UNAFFILIATED EMPLOYERS

If the Company acts in writing to cause Section 2.5 or Section 2.6 to apply with respect to Participants employed by the Company, or to suspend or modify the application of Section 2.5 or Section 2.6 to such Participants, each Affiliated Employer will be deemed to have taken the identical action with respect to Participants employed by it unless, within 10 days of such action by the Company, the Affiliated Employer has delivered a written notice to the contrary to the Committee.

If the Company acts to terminate, suspend, or amend the Plan, each Affiliated Employer will be deemed to have taken the identical action with respect to Participants employed by it unless, within 10 days of such action by the Company, the Affiliated Employer has delivered a written notice to the contrary to the Committee.